2001 Semi-Annual Report

Value Investing in Small Companies
For More Than 25 Years

THE

ROYCE

FUNDS

ROYCE SPECIAL EQUITY FUND

www.roycefunds.com

SEMI-ANNUAL REPORT REFERENCE GUIDE

Letter to our Shareholders	2

Performance and Portfolio Reviews	4

Schedule of Investments and Financial Statements	5

[Pull quote]

For more than 25 years, our approach has focused on evaluating a company's current worth -- our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company's future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

[End pull quote]

Letter to Shareholders

Dear Fellow Shareholder,

The good times continued both for value investing and the Royce Special Equity Fund (RSE) in 2001's first half. Solid absolute performance helped it to maintain a performance edge over its small-cap benchmark, the Russell 2000, for the year-to-date (+18.2% versus +6.9%) and one-year (+30.3% versus +0.7%) periods ended 6/30/01. Value approaches such as ours have historically underperformed in short-term rallies, so we were not surprised by the Fund's inability to keep pace with its benchmark in the second quarter. The Fund's average annual total return since inception (5/1/98) was 4.7% versus 3.1% for the Russell 2000 for the same period.

Economic uncertainty has been rising. Certainly, the US economy no longer seems to react to lower interest rates as it has in the past. It is clear to us that the "Greenspan Put" -- the desire by the Fed to have the market not decline any further -- remains in place. Consumers have done their part, refinancing mortgages, taking on more debt and spending heavily despite increasing unemployment and layoffs. Any evidence suggesting a direction for the U.S. economy remains mixed. While the economy may have reached a bottom, the expected improvement seems to be further away than many analysts initially expected. Some believe that the most recent reduction of interest rates by one-quarter point by the Federal Reserve Board was an attempt to prompt businesses to build inventories and order capital goods. We continue to see little evidence that from a demand standpoint the economy is going to rebound soon. The amount of debt in the U.S. system still seems quite formidable compared to the income of businesses and individuals. This has all taken place at a time when the stock market is cheaper than it was prior to March 2000, but is still not cheap on an absolute basis. Many foreign economies are just beginning slowdowns of their own, which are likely to offset improvement that U.S. companies would gain from increased strength on the domestic side. It should be remembered that U.S. small- and micro-cap securities generally tend to do less business overseas than larger-caps and, therefore, are less likely to be adversely affected by foreign slowdowns and a strong dollar.

We think that investor expectations remain too high, even in the aftermath of the bear market. Given the current entry level on a price-to-earnings basis, the stock market's long-term historical return of approximately 10% per annum may be a difficult target for investors in the short term. (That number, incidentally, has come approximately 3% from dividends and 7% from growth in earnings.) The current trends in productivity growth and unit labor costs argue against strong internal earnings growth. However, allowing for valuation differences, we think that small stocks can better the market. We believe that the current environment is similar to the protracted market cycle that spanned the late 1970's to 1983. This market followed the two-tiered market of 1972-1973, one that we think was similar to that of 1998-2000. The protracted cycle favored both small-caps and value approaches.

On page four you will find the Portfolio X-Ray as of 6/30/01. We are pleased that the Fund's figures compare favorably to its small-cap peer, the Russell 2000. It is also worth noting that we believe the Russell 2000 is attractively inexpensive compared to the S&P 500 index, making the RSE inexpensive within an already inexpensive asset class in our opinion. Not as easily discernible are what we think are the subtle attractions of Royce Special Equity Fund. Among those would be our belief that many of our holdings are cash generators. They build cash rather than consuming it. In addition, we believe that our companies generally tend to use more conservative accounting than one would find overall. We also think that merger and acquisition activity could increase in holdings such as ours because of their absolute inexpensiveness. The average enterprise value to earnings before interest and taxes of 5.5 times implies a capitalization rate of 18.2%. Such high return rates compare favorably to cost-of-capital considerations. This means that if one were to buy 100% of each company in the portfolio at market prices, one's return on capital without additional leverage (on a trailing basis) would be 18.2% (the inverse of the EBIT metric).

Given all the uncertainties and elevated expectations, we continue to feel that the attractive valuations, high profitability and strong finances of the companies that are the focus of the portfolio make it an attractive place for U.S. equity investment.

Sincerely,

/s/ Charlie Dreifus

Charlie Dreifus

Senior Portfolio Manager

July 31, 2001

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

The thoughts concerning future prospects for small-company stocks are solely those of Charlie Dreifus, and there can be no assurance with respect to future market movements. This report must be preceded or accompanied by a current prospectus. Royce Special Equity Fund invests primarily in securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks for Fund Investors" in the prospectus). Please read the prospectus carefully before investing or sending money. The Russell 2000 and S&P 500 are unmanaged indices of domestic common stocks. Distributor: Royce Fund Services, Inc.

	Royce Special	Russell
Fund Results	Equity Fund	2000
January -- June, 2001 Total Return (not annualized)	18.22%	6.94%
One-Year Total Return	30.28	0.66
Average Annual Total Return Since Inception (5/1/98)	4.73	3.13

Portfolio X-Ray as of June 30, 2001*
Net Assets (in millions)	$ 8.2	N/A
Trailing 12 Months Price/Earnings	11.2x	20.2x
Enterprise Value/Earnings Before Interest and Taxes	5.5x	14.4x
Enterprise Value/Earnings Before Interest, Taxes,
Depreciation and Amortization	4.3x	10.3x
Price/Book	1.6x	2.9x
Weighted Average Yield of Portfolio Securities	2.5%	1.5%
Return on Equity	14.2%	10.4%
Return on Assets	9.6%	4.7%
Total Assets Financed by Other Than Equity	32.2%	55.3%
Current Assets Less All Liabilities as % of Market Price	28.8%	-21.4%
Cash as % of Market Price	19.0%	14.5%
Weighted Average Market Capitalization (in millions)	$211	$1,104
Source: Prudential Securities Inc. - Small-Cap Quantitative Research (except for net assets and performance figures)
* Royce Special Equity Fund data is portfolio weighted; Russell 2000 data is market capitalization weighted.
Enterprise Value is calculated by adding a company's market capitalization, long-term debt, preferred stock and minority interest, then subtracting cash.

Top 10 Positions	% of Net Assets
Frisch's Restaurants	4.4%
National Presto Industries	4.4
Russ Berrie and Company	4.0
Farmer Bros.	3.7
Lawson Products	3.6
Cato Cl. A	3.6
Liqui-Box	3.6
Superior Uniform Group	3.6
Flexsteel Industries	3.5
Hawkins	3.3

Top Portfolio Industries	% of Net Assets
Retail Stores	10.5%
Home Furnishing/Appliances	9.8
Building Systems and Components	7.2
Apparel and Shoes	6.8
Restaurants/Lodgings	6.5
Other Consumer Products	6.0
Pumps, Valves and Bearings	5.9
Industrial Distribution	5.8
Specialty Chemicals and Materials	5.1
Food/Beverage/Tobacco	4.2

ROYCE SPECIAL EQUITY FUND
SCHEDULE OF INVESTMENTS		JUNE 30, 2001 (unaudited)
COMMON STOCKS - 94.5%
		SHARES	VALUE
Consumer Products-31.2%
Apparel and Shoes-6.8%
+	G-III Apparel Group a	9,000	$93,060
	Gerber Childrenswear a	18,500	119,325
+	K-Swiss Cl. A	7,900	190,627
+	Oshkosh B'Gosh Cl. A	900	29,925
	Oxford Industries	5,500	121,000
			553,937
Collectibles-4.0%
	Russ Berrie and Company	11,000	323,400
Food/Beverage/Tobacco-4.2%
	Boston Beer Company Cl. A a	8,500	73,270
	Bridgford Foods	5,000	65,600
	Golden Enterprises	7,200	27,360
+	National Beverage a	5,500	50,875
	Riviana Foods	7,000	127,050
			344,155
Home Furnishing/Appliances-9.8%
	Chromcraft Revington a	5,900	55,755
	Flexsteel Industries	23,500	281,530
	National Presto Industries	12,000	356,400
+	Stanley Furniture Company a	3,800	102,220
			795,905
Sports and Recreation-0.4%
+	Escalade a	1,500	35,265
Other Consumer Products-6.0%
	Boston Acoustics	19,000	248,425
+	First Years (The)	9,000	100,800
+	Movado Group	1,500	30,300
+	Toro (The)	2,500	112,375
			491,900
Total (Cost $2,409,541)			2,544,562
Consumer Services-18.4%
Leisure/Entertainment-1.4%
	Allen Organ Cl. B	400	13,700
+	Bowl America Cl. A	6,500	67,600
	dick clark productions a	3,000	31,245
			112,545
Restaurants/Lodgings-6.5%
	Benihana Cl. A a	9,000	119,250
	Frisch's Restaurants	26,000	360,100
+	IHOP Corporation a	2,000	53,700
			533,050
Retail Stores-10.5%
+	Arden Group Cl. A a	2,000	96,000
	Cato Cl. A	15,000	292,800
	Deb Shops	12,500	234,625
	Fresh Brands	7,000	97,300
+	The Men's Wearhouse a	3,500	96,600
+	Sport Chalet a	4,500	37,575
			854,900
Total (Cost $1,216,008)			1,500,495
	SHARES	VALUE
Health-2.9%
Health Services-2.9%
National Dentex a	11,000	$233,200
Total (Cost $216,541)		233,200

Industrial Products-28.5%
Building Systems and Components-7.2%
Ampco-Pittsburgh	22,100	249,730
Associated Materials	12,500	237,500
Knape & Vogt Manufacturing	8,000	101,280
		588,510
Construction Materials-0.6%
Pitt-Des Moines	1,500	51,750
Industrial Components-2.5%
+ AAON a	4,800	124,560
+ Chase Industries a	800	7,472
Edelbrock Corporation	5,200	57,720
X-Rite	2,000	17,680
		207,432
Paper and Packaging-3.6%
Liqui-Box	7,500	292,275
Pumps, Valves and Bearings-5.9%
Gorman-Rupp Company	9,900	238,590
Met-Pro	17,700	238,950
		477,540
Specialty Chemicals and Materials-5.1%
+ Cascade Corporation a	4,000	40,000
Hawkins	31,200	273,000
Quaker Chemical	5,500	104,500
		417,500
Other Industrial Products-3.6%
Superior Uniform Group	30,000	290,700
Total (Cost $2,270,774)		2,325,707
Industrial Services-13.5%
Engineering and Construction-0.8%
+ Butler Manufacturing	2,500	62,500
Food/Tobacco Processors-3.7%
Farmer Bros.	1,300	302,900
Industrial Distribution-5.8%
Lawson Products	10,000	293,000
NCH Corporation	4,500	175,950
		468,950
Printing-1.8%
Ennis Business Forms	18,400	145,360
Transportation and Logistics-1.4%
Arnold Industries	6,000	116,160
Total (Cost $1,027,384)		1,095,870

TOTAL COMMON STOCKS
(Cost $7,140,248)		7,699,834

TOTAL INVESTMENTS-94.5%
(Cost $7,140,248)		7,699,834

CASH AND OTHER ASSETS
LESS LIABILITIES-5.5%		451,355

NET ASSETS - 100.0%		$8,151,189
a	Non-income producing.
+	New Additions in 2001.
Bold indicates the Fund's largest 20 equity holdings in terms of June 30, 2001 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $7,141,436. At June 30, 2001, net unrelaized appreciation for all securities was $558,398, consisting of aggregate gross unrealized appreciation of $748,718 and aggregate gross unrealized depreciation of $190,320.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2001 (unaudited)

ASSETS:
Investments at value (identified cost $7,140,248)		$ 7,699,834
Cash		601,706
Receivable for dividends and interest		11,981
Receivable for capital shares sold		10,747
Prepaid expenses and other assets		1,662
Total Assets		8,325,930

LIABILITIES:
Payable for investments purchased		161,542
Payable for investment advisory fee		5,725
Accrued expenses		7,474
Total Liabilities		174,741
Net Assets		$ 8,151,189

ANALYSIS OF NET ASSETS:
Undistributed net investment income		$34,450
Accumulated net realized gain on investments		60,480
Net unrealized appreciation on investments		559,586
Capital shares		722
Additional paid-in capital		7,495,951
Net Assets		$ 8,151,189

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized)		722,169

NET ASSET VALUE (Net Assets / Shares Outstanding):
(offering and redemption price* per share)		$11.29
* Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

STATEMENT OF CHANGES IN NET ASSETS
	Six months ended
	June 30, 2001	Year ended
INVESTMENT OPERATIONS:	(unaudited)	December 31, 2000
Net investment income	$31,999	$38,432
Net realized gain (loss) on investments	117,804	(14,841)
Net change in unrealized appreciation (depreciation) on investments	610,035	407,899
Net increase in net assets from investment operations	759,838	431,490
DISTRIBUTIONS:
Net investment income	0	(35,981)
Total distributions	0	(35,981)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold	4,919,121	222,731
Distributions reinvested	0	35,426
Value of shares redeemed	(738,484)	(10,688)
Net increase in net assets from capital share transactions	4,180,637	247,469
NET INCREASE IN NET ASSETS	4,940,475	642,978
NET ASSETS:
Beginning of period	3,210,714	2,567,736
End of period (includes undistributed net investment income of
$34,450 and $2,451 in 2001 and 2000, respectively)	$8,151,189	$3,210,714

CAPITAL SHARE TRANSACTIONS (in shares):
Shares sold	456,693	24,799
Shares issued for reinvestment of distributions	0	3,871
Shares redeemed	(70,856)	(1,239)
Net increase in shares outstanding	385,837	27,431

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (unaudited)

INVESTMENT INCOME:
Income:
Dividends	$68,842
Total income	68,842
Expenses:
Investment advisory fees	24,727
Custodian	10,297
Shareholder servicing	3,950
Registration	3,076
Audit	2,500
Shareholder reports	994
Administrative and office facilities	757
Trustees' fees	183
Legal	73
Other expenses	1,647
Total expenses	48,204
Fees waived by investment adviser	(11,361)
Net expenses	36,843
Net investment income	31,999
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	117,804
Net change in unrealized appreciation (depreciation) on investments	610,035
Net realized and unrealized gain on investments	727,839
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$759,838

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Period ended
	June 30, 2001		Periods ended December 31,
	(unaudited)	2000	1999	1998 (a)

Net Asset Value, Beginning of Period	$9.55	$8.31	$9.30	$10.00

Investment Operations:
Net investment income	0.04	0.12	0.09	0.02
Net realized and unrealized gain (loss) on investments	1.70	1.23	(0.98)	(0.70)
Total from investment operations	1.74	1.35	(0.89)	(0.68)

Distributions:
Net investment income	0.00	(0.11)	(0.10)	(0.02)
Total distributions	0.00	(0.11)	(0.10)	(0.02)

Net Asset Value, End of Period	$11.29	$9.55	$8.31	$9.30

Total Return:	18.2% **	16.3%	-9.6%	-6.8% **
Ratios Based on Average Net Assets:
Total expenses (b)	1.49% *	1.49%	1.49%	1.49% *
Net investment income	1.29% *	1.38%	0.96%	0.33% *
Supplemental Data:
Net Assets, End of Period (in thousands)	$8,151	$3,211	$2,568	$3,080
Portfolio Turnover Rate	16% **	61%	57%	13% **

(a)				The Fund commenced operations on May 1, 1998.
(b)

Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 2001 and December 31, 2000, 1999 and 1998, the expense ratios before the waivers would have been 1.95%, 2.26%, 2.12% and 2.20%, respectively.

* Annualized. ** Not annualized.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

        Royce Special Equity Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on May 1, 1998.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      Valuation of investments:

        Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     Investment transactions and related investment income:

        Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

     Expenses:

        The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

Notes to Financial Statements (unaudited) (continued)

     Taxes:

        As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information". At December 31, 2000, the Fund had capital loss carryforwards of $111, $42,372 and $13,653, expiring in 2006, 2007 and 2008, respectively, which, subject to certain limitations, can be utilized to offset future capital gains.

     Distributions:

        Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

     Repurchase agreements:

        The Fund enters into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Fund's assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Investment Adviser:

        Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.0% of the average net assets of the Fund. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual ratio of operating expenses to average net assets at or below 1.49% through December 31, 2001. For the period ended June 30, 2001, the Fund recorded advisory fees of $13,366 (net of waivers of $11,361).

Purchases and Sales of Investment Securities:

        For the period ended June 30, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were $4,740,358 and $757,507, respectively.